Exhibit 10.33

First Amendment

to

Purchase and Merger Agreement

This First Amendment to the Purchase and Merger Agreement (this “First Amendment”), dated as of December 7, 2004, by and between ARNOLD HOLDINGS, LLC, a Delaware limited liability company (the “Holding Company”), ARNOLD TRANSPORTATION HOLDINGS, INC., a Delaware corporation, a wholly-owned subsidiary of the Holding Company (“Arnold Holdings”), ARNOLD TRANSPORTATION SERVICES, INC., a Pennsylvania corporation, a wholly-owned subsidiary of Arnold Holdings (the “Company”, and together with Arnold Holdings and the Holding Company, the “Acquired Companies”), all members of the Holding Company as identified on the signature page hereto (the “Members”), ATS ACQUISITION HOLDING CO., a Delaware corporation (“Buyer”), and ATS MERGER CO., a Delaware company and wholly-owned subsidiary of Buyer (“Merger Sub”) amends the Purchase and Merger Agreement (the “Agreement”), dated as of October 21, 2004, among the Holding Company, Arnold Holdings, the Company, the Members, Buyer and Merger Sub. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

WHEREAS, the Agreement provides that the Merger Consideration shall equal Forty-Nine and 09/100 Dollars ($49.09);

WHEREAS, the parties to the Agreement now desire to enter into this First Amendment to modify the amount of the Merger Consideration as provided herein;

WHEREAS, the parties to the Agreement further desire to enter into this First Amendment to amend and restate in its entirety Exhibit D to the Agreement.

NOW, THEREFORE, in consideration of the agreements, terms and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.	Section 2.2(b)(v)(A) of the Agreement is hereby amended to change the amount of the Merger Consideration to Forty-Nine and 08/100 Dollars ($49.08).
2.	Exhibit D to the Agreement is hereby amended and restated in its entirety as provided in Exhibit D to this First Amendment.

3.

The holders of options (“Options”) to purchase Common Member Units of the Company (“Units”) will, effective immediately prior to Closing, exercise such Options and hereby agree to join as parties to the Agreement as “Members” subject to all of the rights and obligations of the Members in accordance with the Agreement.

4.	Except as expressly provided in this Amendment, all of the terms and conditions of the Agreement remain in full force and effect and are fully binding upon and enforceable against the parties hereto.

5.	This Amendment may not be amended or modified except by a written agreement signed by the parties hereto.

6.

This Amendment shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to agreements made and to be performed entirely within the State of Delaware, without regard to the conflicts of law principles thereof.

7.

This Amendment may be executed in several counterparts, and all counterparts so executed shall constitute one agreement, binding on the parties hereto, notwithstanding that such parties are not signatories to the same counterpart.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first written above.

ARNOLD HOLDINGS, LLC

By:/s/ Michael S. Walters

Name: Michael S. Walters

Title: President & C.E.O.

ARNOLD TRANSPORTATION HOLDINGS, INC.

By:/s/ Michael S. Walters

Name: Michael S. Walters

Title: President & C.E.O.

ATS ACQUISITION HOLDING CO.

By:/s/ Michael S. Walters

Name: Michael S. Walters

Title: Chief Executive Officer and President

ATS MERGER CO.

By/s/ Ray Harlin

Name: Ray Harlin

Title: Executive Vice President

ARNOLD TRANSPORTATION SERVICES, INC.

By: /s/ Michael S. Walters

Name: Michael S. Walters

Title: President & C.E.O.

Member Signature Page

to

Amendment to Purchase and Merger Agreement

ING FURMAN SELZ INVESTORS III, L.P.

ING BARINGS U.S. LEVERAGED EQUITY PLAN LLC

ING BARINGS GLOBAL LEVERAGED EQUITY PLAN LTD.

By: FS Private Investments III LLC, Manager

By:/s/ Brian Friedman

Name: Brian Friedman

Title: Managing Member

JAMES DOWLING

/s/ James Dowling

MICHAEL S. WALTERS

/s/ Michael S. Walters

ROBERT KNAPPE

/s/ Robert Knappe

KURT ANTKIEWICZ

/s/ Kurt Antkiewicz

MICHAEL GREGERSON

/s/ Michael Gregerson

                Member Signature Page

to

Amendment to Purchase and Merger Agreement

ERIK SAMARTINO

/s/ Erik Samartino

JOHN BLESSENGER

/s/ John Blessenger

BRETT WACKER

/s/ Brett Wacker

ROBERT BREKKE

/s/ Robert Brekke

ROBERT KLEIN

/s/ Robert Klein

GLENN GUEST

Glenn Guest

DAVID ASHLEY

/s/ David Ashley

Exhibit D

Amended and Restated Plan of Merger (Delaware Post-Closing Merger)

AMENDED AND RESTATED PLAN OF MERGER

OF

ARNOLD HOLDINGS, LLC

WITH AND INTO ARNOLD TRANSPORTATION HOLDINGS, INC.

FOLLOWED IMMEDIATELY BY

THE MERGER

OF

ARNOLD TRANSPORTATION HOLDINGS, INC.

WITH AND INTO

ARNOLD TRANSPORTATION SERVICES, INC.

I.	MERGER OF ARNOLD HOLDINGS, LLC WITH AND INTO ARNOLD TRANSPORTATION HOLDINGS, INC. (THE “FIRST MERGER”)

A.            First Merger. At the effective time of the First Merger, Arnold Holdings, LLC, a Delaware limited liability company (“Holdings LLC”), shall be merged with and into Arnold Transportation Holdings, Inc., a Delaware corporation (“Holdings Inc.”), with Holdings Inc. as the corporation surviving such First Merger (the “First Surviving Company”). At such effective time, the separate existence of Holdings LLC shall cease, and the corporate existence of the First Surviving Company shall thereafter continue.

B.             First Surviving Company. After the First Merger, the First Surviving Company shall have use of and operate under the name of “Arnold Transportation Holdings, Inc.” and it shall be a corporation organized under and governed by the laws of the State of Delaware.

C.            Property. Upon and after the effective time of the First Merger, all of the assets and properties (real, personal, mixed, tangible, intangible, and of every other kind and description and wheresoever situated) of Holdings LLC shall be and become the assets and properties of the First Surviving Company, and title thereto shall be deemed to be vested, without further act or deed, in the First Surviving Company just as effectively as such title was vested in Holdings LLC.

D.            Liabilities. Upon and after the effective time of the First Merger, all debts, liabilities, obligations, and duties of Holdings LLC shall be assumed by the First Surviving Company, and thenceforth the First Surviving Company shall be responsible, without limitation as to amount, for such debts, liabilities, obligations, and duties just as fully and to the same extent as if such debts, liabilities, obligations, and duties had been originally incurred or contracted by the First Surviving Company.

E.             Management. Upon and after the effective time of the First Merger, the Board of Representatives, managers, officers, and other like representatives of Holdings LLC shall have no power, authority, or responsibility, and the affairs of the First Surviving Company shall be managed and directed by the Board of Directors and officers of Holdings Inc. existing as of the effective time of the First Merger.

F.	Treatment of Membership Units and Shares.

1.                 At the effective time of the First Merger, all of the issued and outstanding Membership Units of Holdings LLC will be converted into an aggregate of 100 shares of common stock of the First Surviving Company.

2.                 At the effective time of the First Merger, all issued and outstanding shares of capital stock of Holdings Inc. will be canceled. No cash, obligations, or securities of the First Surviving Company will be issued to the holder of any capital stock of Holdings Inc.

G.            Abandonment. At any time prior to the effective time of the First Merger, the Board of Representatives of Holdings LLC, or the Board of Directors of Holdings Inc., may, in their discretion, abandon the First Merger.

H.            Effective Time. The First Merger shall become effective upon the filing by the First Surviving Company of a Certificate of Merger with the Secretary of State of the State of Delaware or at such later date and time as may be specified in such Certificate of Merger.

I.	Merger of Arnold Transportation Holdings, Inc. with and into Arnold Transportation Services, Inc. (the “Second Merger”)

A.            Second Merger. At the effective time of the Second Merger, Holdings Inc. shall be merged with and into Arnold Transportation Services, Inc., a Pennsylvania corporation (“ATS”), with ATS as the corporation surviving such Second Merger (the “Second Surviving Company”). At such effective time, the separate corporate existence of Holdings Inc. shall cease, and the corporate existence of the Second Surviving Company shall thereafter continue.

B.             Second Surviving Company. After the Second Merger, the Second Surviving Company shall have use of and operate under the name of “Arnold Transportation Services, Inc.” and it shall be a corporation organized under and governed by the laws of the Commonwealth of Pennsylvania.

C.            Property. Upon and after the effective time of the Second Merger, all of the assets and properties (real, personal, mixed, tangible, intangible, and of every other kind and description and wheresoever situated) of Holdings Inc. shall be and become the assets and properties of the Second Surviving Company, and title thereto shall be deemed to be vested, without further act or deed, in the Second Surviving Company just as effectively as such title was vested in Holdings Inc.

D.            Liabilities. Upon and after the effective time of the Second Merger, all debts, liabilities, obligations, and duties of Holdings Inc. shall be assumed by the Second Surviving Company, and thenceforth the Second Surviving Company shall be responsible, without limitation as to amount, for such debts, liabilities, obligations, and duties just as fully and to the same extent as if such debts, liabilities, obligations, and duties had been originally incurred or contracted by the Second Surviving Company.

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E.             Management. Upon and after the effective time of the Second Merger, the Board of Directors, officers, and other like representatives of Holdings Inc. shall have no power, authority, or responsibility, and the affairs of the Second Surviving Company shall be managed and directed by the Board of Directors and officers of ATS existing as of the effective time of the Second Merger.

F.	Treatment of Membership Units and Shares.

1.                 At the effective time of the Second Merger, all of the issued and outstanding shares of capital stock of Holdings Inc. will be converted into an aggregate of 100 shares of common stock of the Second Surviving Company.

2.                 At the effective time of the Second Merger, all issued and outstanding shares of capital stock of ATS will be canceled. No cash, obligations, or securities of the Second Surviving Company will be issued to the holder of any capital stock of ATS.

G.            Abandonment. At any time prior to the effective time of the Second Merger, the Board of Directors of Holdings Inc., or the Board of Directors of ATS, may, in their discretion, abandon the Second Merger.

H.            Effective Time. The Second Merger shall become effective upon the filing by the Second Surviving Company of a Certificate of Merger with the Secretary of State of the State of Delaware and the filing by ATS and the Second Surviving Company of Articles of Merger with the Department of State of the Commonwealth of Pennsylvania or at such later date and time as may be specified in such Articles of Merger.

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